SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2003

Penton Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14337	36-2875386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 East Ninth Street, Cleveland, Ohio	44114

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 216-696-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	The exhibit listed below is being furnished pursuant to Items 9 and 12. Slides from the presentation by Penton Media Inc. management at the November 20, 2003 Credit Suisse First Boston Leveraged Finance Media and Telecom Conference.

Item 9. Regulation FD Disclosure.

On November 20, 2003, the management of Penton Media, Inc. presented slides at the November 20, 2003 Credit Suisse First Boston Leveraged Finance Media and Telecom Conference. A copy of the presentation is furnished as Exhibit 99.1.

This information is being furnished under Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 12. Results of Operations and Financial Condition.

On November 20, 2003, management of Penton Media, Inc. presented slides at the Credit Suisse First Boston Leveraged Finance Media and Telecom Conference, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Penton Media, Inc.

By:	/s/ Preston L. Vice Name: Preston L. Vice Title: Chief Financial Officer

Date: November 20, 2003

Exhibit Index

Exhibit	Description

99.1	Slides from the presentation by Penton Media Inc. management at the November 20, 2003 Credit Suisse First Boston Leveraged Finance Media and Telecom Conference.